FORM 8-K - CURRENT REPORT


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K





                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report:  June 24, 1997


                             GROWTH HOTEL INVESTORS
             (Exact name of registrant as specified in its charter)



       California                     0-15347                    94-2964750
(State or other jurisdiction        (Commission                (I.R.S. Employer
   of incorporation or              File Number)               Identification
       organization)                                               Number)



                           One Insignia Financial Plaza
                                 Post Office Box 1089
                          Greenville, South Carolina 29602
                    (Address of Principal Executive Office)

       Registrant's telephone number, including area code (864) 239-1000

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 24, 1997, Growth Hotel Investors, a California limited partnership (the "Partnership"), sold all of its investment properties, consisting of the Hampton Inn -Brentwood, and Hampton Inn - Albuquerque for a sales price of $13,212,835. The Partnership has a controlling interest in two joint venture partnerships, Aurora/GHI Associates No. 1, and North Coast Syracuse Limited Partnership. The Partnership has a non-controlling interest in the joint venture Growth Hotel Investors Combined Fund No. 1. On June 24, 1997, Aurora/GHI Associates No. 1 sold its investment property, Hampton Inn - Aurora for a purchase price of $4,546,186. Additionally, North Coast Syracuse Limited Partnership sold its investment property, Hampton Inn - Syracuse for a sales price of $1,953,485. Finally, on June 24, 1997, Hampton/GHI Associates No. 1, a joint venture in which Growth Hotel Investors Combined Fund No. 1 owns 80% sold 17 of its 18 investment properties, Hampton Inn - Memphis-I-40, Hampton Inn - Columbia West, Hampton Inn - Spartanburg, Hampton Inn - Little Rock, Hampton Inn - Amarillo, Hampton Inn - Greenville, Hampton Inn - Charleston, Hampton Inn - Memphis-Poplar, Hampton Inn - Greensboro, Hampton Inn - Birmingham, Hampton Inn - Atlanta, Hampton Inn - Chapel Hill, Hampton Inn - Dallas, Hampton Inn - Nashville, Hampton Inn - San Antonio, Hampton Inn - Madison Heights, Hampton Inn
- Northlake for a purchase price of $105,936,107. The investment properties were sold to an unrelated third party, Equity Inns Partnership, L.P., a Tennessee limited partnership. The properties were sold pursuant to the settlement of the class action lawsuit brought in connection with the tender offer made by Devon Associates (discussed in Item 3 of the Partnership's Annual Report on Form 10-K for the period ending December 31, 1996). The Partnership anticipates that its interest in the last hotel property, the Hampton Inn - Mountain Brook, will be disposed of during the third quarter of 1997. The property remains under contract with Equity Inns Partnership, L.P. pending satisfaction of certain condition precedents, including obtaining the consent to the assignment of a ground lease from the ground landlord.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (b)     Pro forma financial information

       The properties were third-party managed and financial information has not been forwarded to management of the Partnership at this time. Accordingly, the details of the transaction cannot be recorded yet. Management of the Partnership expects to receive such financial information within 60 days and will file an amendment to this report at that time.

  (c)     Exhibits

       Agreement of Purchase and Sale dated as of March 14, 1997 by and between the Partnership and Equity Inns Partnership, L.P., as amended as of May 1, 1997 incorporated by reference to the Partnership's Proxy Statement dated May 28, 1997.
                                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           GROWTH HOTEL INVESTORS


                                By:     MONTGOMERY REALTY COMPANY 85,
                                        its general partner


                                By:     NPI REALTY MANAGEMENT CORP.
                                        MANAGING GENERAL PARTNER


                                        /s/William H. Jarrard, Jr.
                                        President and Director


                           Date:        July 9, 1997